Exhibit 4.1

C0000000230 | M TELUS INTERNATIONAL (CDA) INC. Number Shares * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * 00000000 A BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA) COMPANY **SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TEL US*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA )*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIME THIS CERTIFIES THAT N00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERN ATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTESRNAPTIONEAL*C(CDAI)M*INC.EzerNo****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zer o****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000 TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*( CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPEC IMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INT ERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC. zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000000TELUS*INTERNATIONAL*(CDA)*INC.zero****SPECIMEN00000 **000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA )*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERN ATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000 IS THE REGISTERED HOLDER OF A)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC*.zer*o****00000*000*TELU*S*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTER TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero* ***000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CD NATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****00000000 0TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero ****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(C DA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTERNATIONAL*(CDA)*INC.zero****000000000TELUS*INTE SEE REVERSE FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE SUBORDINATE VOTING SHARES WITHOUT PAR VALUE IN THE CAPITAL OF TELUS INTERNATIONAL (CDA) INC. subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia. Dated: Jan 15, 2021 Chief Legal Officer and Corporate Secretary COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (CALGARY) (TORONTO) (VANCOUVER) (MONTREAL) TRANSFER AGENT AND REGISTRAR OR Chief Financial Officer By By Authorized Officer Authorized Officer The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Calgary, AB; Toronto, ON; Vancouver, BC and Montreal, QC or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and Louisville, KY. CSAE_WIP_ULKQ_SV1.mtl.pulls/000001/000001/i

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common	(Name) CUST (Name) UNIF GIFT MIN ACT (State)	- (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with rights of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises.

DATED: ____________________

Signature of Shareholder

Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.



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